Q3 2025 FINANCIAL RESULTS NOVEMBER 7, 2025 Exhibit 99.2

Q3 2025 results | November 7, 20252 SAFE HARBOR STATEMENT AND DISCLOSURES All statements other than statements of historical fact contained in this presentation including competitive strengths; business strategy; future financial position or operating results; budgets; projections with respect to revenue, income, earnings (or loss) per share, capital expenditures, dividends, liquidity, capital structure or other financial items; costs; and plans and objectives of management regarding operations and products, are forward-looking statements. Forward-looking statements also include statements regarding the future performance of CNH and its subsidiaries on a standalone basis. These statements may include terminology such as “may”, “will”, “expect”, “could”, “should”, “intend”, “estimate”, “anticipate”, “believe”, “outlook”, “continue”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “prospects”, “plan”, or similar terminology. Forward-looking statements are not guarantees of future performance. Rather, they are based on current views and assumptions and involve known and unknown risks, uncertainties and other factors, many of which are outside our control and are difficult to predict. If any of these risks and uncertainties materialize (or they occur with a degree of severity that the Company is unable to predict) or other assumptions underlying any of the forward-looking statements prove to be incorrect, including any assumptions regarding strategic plans, the actual results or developments may differ materially from any future results or developments expressed or implied by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others: economic conditions in each of our markets, including the significant uncertainty caused by geopolitical events; production and supply chain disruptions, including industry capacity constraints, material availability, and global logistics delays and constraints; the many interrelated factors that affect consumer confidence and worldwide demand for capital goods and capital goods related products, changes in government policies regarding banking, monetary and fiscal policy; legislation, particularly pertaining to capital goods related issues such as agriculture, the environment, debt relief and subsidy program policies, trade, commerce and infrastructure development; government policies on international trade and investment, including sanctions, import quotas, capital controls, tariffs and other protective measures issued to promote national interests or address foreign competition, which in turn result or may result in retaliatory tariffs or other measures enacted by affected trade partners; volatility in international trade caused by the imposition of tariffs and other protective measures and the related impact on cost and prices, which could consequently affect demand of our products, sanctions, embargoes, and trade wars; actions of competitors in the various industries in which we compete; development and use of new technologies and technological difficulties; the interpretation of, or adoption of new, compliance requirements with respect to engine emissions, safety or other aspects of our products; labor relations; interest rates and currency exchange rates; inflation and deflation; energy prices; prices for agricultural commodities and material price increases; housing starts and other construction activity; our ability to obtain financing or to refinance existing debt; price pressure on new and used equipment; the resolution of pending litigation and investigations on a wide range of topics, including dealer and supplier litigation, intellectual property rights disputes, product warranty and defective product claims, and emissions and/or fuel economy regulatory and contractual issues; security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of CNH and its suppliers and dealers; security breaches with respect to our products; our pension plans and other post-employment obligations; political and civil unrest; volatility and deterioration of capital and financial markets, including pandemics (such as the COVID-19 pandemic), terrorist attacks in Europe and elsewhere; the remediation of a material weakness; our ability to realize the anticipated benefits from our business initiatives as part of our strategic plan; including targeted restructuring actions to optimize our cost structure and improve the efficiency of our operations; our failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures, strategic alliances or divestitures and other similar risks and uncertainties, and our success in managing the risks involved in the foregoing. Forward-looking statements are based upon assumptions relating to the factors described in this presentation, which are sometimes based upon estimates and data received from third parties. Such estimates and data are often revised. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside CNH’s control. CNH expressly disclaims any intention or obligation to provide, update or revise any forward-looking statements in this announcement to reflect any change in expectations or any change in events, conditions or circumstances on which these forward-looking statements are based. Further information concerning CNH, including factors that potentially could materially affect its financial results, is included in the Company’s reports and filings with the U.S. Securities and Exchange Commission ("SEC"). All future written and oral forward-looking statements by CNH or persons acting on behalf of CNH are expressly qualified in their entirety by the cautionary statements contained herein or referred to above. Additional factors could cause actual results to differ from those expressed or implied by the forward-looking statements included in the Company’s filings with the SEC (including, but not limited to, the factors discussed in our most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q). Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are included in this presentation, which is available on our website at investors.cnh.com.

3 Q3 2025 results | November 7, 2025 Q3 2025 | MAIN HIGHLIGHTS Global trade shifts affecting both farmer and machinery economics Progress on long-term strategy commitments Ag production maintained at low levels Significant dealer inventory reductions1 Continued commitment to Iron + Tech investments 3 (1) As independent businesses, dealers control their own inventory

Q3 2025 results | November 7, 20254 Q3 2025 | RESULTS (1) Non-GAAP measures (definition and reconciliation in the appendix) Consolidated Revenues $4.4B (5)% Adj. EBIT1 Industrial Activities $104M (69)% Net Income $67M (78)% Diluted EPS $0.06 $(0.18) Net Sales Industrial Activities $3.7B (7)% (560) bps (64)% $(0.16) Adj. EBIT Margin1 Industrial Activities 2.8% Adj. Net Income1 $109M Adj. Diluted EPS1 $0.08 YoY vs Q3 2024

Q3 2025 results | November 7, 20255 Breaking new ground on Iron + Tech Expanding mid-cycle margins PATH TO 2030 Advancing Iron + Tech integration Quality as a mindset Driving commercial excellence Operational excellence Expanding product leadership

Q3 2025 results | November 7, 20256 To deliver on its full- line leadership goal, CNH’s Path to 2030 includes: • Launching new generation combines • Completely refreshing our tractor lineup • Equipping all large product lines with factory-fit foundational Precision Tech AG EQUIPMENT PORTFOLIO LAUNCHES Part of our multi-year equipment lineup refresh Agritechnica product launch

Q3 2025 results | November 7, 20257 Additional details available in the press release, dated September 22, 2025 AWARD WINNING INNOVATIONS Corn Header Automation ✓ Integrates AI-powered advanced sensing & control systems ✓ Optimizes harvesting performance in real time ForageCam KPS Sensor ✓ Uses spout-mounted camera to assess Kernel Processing Score (KPS) ✓ Helps produce higher-quality feed for beef & dairy cattle

QUALITY AS A MINDSET


Supplier Collaboration

Proactively driving quality improvement throughout the supply chain


Large Tractor Quality

Plants have achieved the best delivered quality to dealers in over ten years


AI Tech Assistant

Dealer adoption expands, resulting in >30% help desk call efficiency improvement

8 Q3 2025 results | November 7, 2025 CNH

Q3 2025 results | November 7, 20259 Q3 2025 | FINANCIAL HIGHLIGHTS (1) Non-GAAP measure (definition and reconciliation in the appendix) ($M) $0.24 $0.08 Q3 2024 Q3 2025 (180) (188) Q3 2024 Q3 2025 304 109 Q3 2024 Q3 2025 3,997 3,702 Q3 2024 Q3 2025 Net Sales Industrial Activities Free Cash Flow1 Industrial Activities Adjusted Diluted EPS1 Adjusted Net Income1 (7)% (64)% $(0.16) (8) Δ YoY

Q3 2025 results | November 7, 202510 (212) 23 33 (36) (2) (6) 336 136 Q3 2025 | AGRICULTURE (1) Adj. Gross Margin calculated as Gross Profit divided by Net Sales, as shown in the appendix (2) As independent businesses, dealers control their own inventory Note: numbers may not add due to rounding 3,310 2,963 Q3 2024 Q3 2025 Net Sales ($M) Adj. Gross Margin1 Adjusted EBIT ($M) Q3 2024 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other Q3 2025 4.6% 10.2% (10)% YoY (210) bps YoY 22.7% 20.6% Q3 2024 Q3 2025 336 137 Production hours Δ YoY • Q3: (2)% • YTD: (15)% Dealer inventory2 sequential reductions • Q3: $(0.2)B • YTD: $(0.6)B Production slots filled • Q4: • Q1: ● ◑

Q3 2025 results | November 7, 202511 (5) 16 (14) (12) (4) (7) 40 14 Q3 2025 | CONSTRUCTION (1) Adj. Gross Margin calculated as Gross Profit divided by Net Sales, as shown in the appendix (2) As independent businesses, dealers control their own inventory Note: numbers may not add due to rounding 687 739 Q3 2024 Q3 2025 Net Sales ($M) Adj. Gross Margin1 Adjusted EBIT ($M) Q3 2024 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other Q3 2025 1.9% 5.8% +8% YoY (210) bps YoY 16.6% 14.5% Q3 2024 Q3 2025 40 14 Production hours Δ YoY • Q3: +3% • YTD: (11)% Dealer inventory2 YoY • Q3: (6)% Production slots filled • Q4: • Q1: ● ◑

Q3 2025 results | November 7, 202512 Q3 2025 | FINANCIAL SERVICES (1) Return on Assets defined as: EBIT / average managed assets annualized (2) Including unconsolidated JVs (3) At constant currency Q3 retail originations $2.7B, -$0.2B YoY Managed portfolio $28.5B, -$0.5B YoY (-$0.6B @ CC3) Managed Portfolio2 & Retail Originations2 Net Income ($M) Portfolio at Sept. 30, 2025 Retail Wholesale Operating Lease 66% 29% 5% 78 47 Q3 2024 Q3 2025 Delinquencies on Book (>30 Days) Profitability Ratios Gross Margin / Avg. Assets on Book Return on Assets1 3.0% 3.1% 3.6% 1.8% 1.3% 0.9% 0.0% 1.0% 2.0% 3.0% 4.0% Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 1.6% 2.2% 3.5% 1.0% 2.0% 3.0% 4.0% Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25

Q3 2025 results | November 7, 202513 CAPITAL ALLOCATION PRIORITIES ORGANIC GROWTH & MARGIN EXPANSION Support organic growth through investment in commercial actions, operational efficiencies, and quality improvements BALANCE SHEET STRENGTH & STRONG CREDIT RATING Preserve investment grade credit rating as foundational commitment INORGANIC GROWTH Maintain option for strategic, disciplined, and margin accretive M&A SHAREHOLDER RETURNS After debt repayment and M&A, return substantially all Industrial FCF to shareholders through dividends and share buybacks

UPDATED TARIFF ASSUMPTIONS

2025 impact	Agriculture	Construction	Industrial Activities
Costs[1]	$(155)-(145)M	$(70)-(60)M	$(225)-(205)M
Pricing[2]	$45-55M	$30-40M	$75-95M
Net impact	$(110)-(90)M	$(40)-(20)M	$(150)-(110)M
Annualized cost impact[3]			
Costs	~$(250)M	~$(125)M	~$(375)M
Margins	(200)-(210)bps	(420)-(430)bps	(240)-(250)bps
Long-term net impact	fully offset	fully offset	fully offset

Short-Term Mitigation

- Working with suppliers to find offsets and alternative tier 2 sources
- Consuming pre-tariff inventories
- Pricing actions on North American products

Medium & Longer-Term Mitigation

- Strategic sourcing program
- Leveraging CNH's global manufacturing footprint to identify ideal production locations
- Pricing will fully offset remaining costs

(1) Assumes expected tariffs in place as of November 10, 2025, and includes inventory management offsets
(2) Incremental pricing actions implemented in North America after May 1, 2025
(3) At 2025 volumes; excludes pricing and inventory management offsets

14 Q3 2025 results | November 7, 2025

CNH

Q3 2025 results | November 7, 202515 10.5% 2024A 2025E prior 2025E current $14.0B 2024A 2025E prior 2025E current 2025 OUTLOOK – AGRICULTURE (1) Regional split definition in the appendix Industry Retail Demand Forecast1 (Units) CNH Agriculture – Main Assumptions (13)%-(11)% Δ YoY Net Sales Adj. EBIT Margin 5.7%-6.2% Tractors Combines North America EMEA South America ~ APAC ~ (20)%-(12)% Δ YoY 7.0%-9.0% Total Industry Volume % change FY 2025 vs. FY 2024 reflecting the aggregate for key markets where the Company competes. ~(30)% ~(25)% (15)% - (10)% (10)% - (5)% LHP ~(35)% HHP flat - 5% (10)% - (5)%

Q3 2025 results | November 7, 202516 5.5% 2024A 2025E prior 2025E current $3.1B 2024A 2025E prior 2025E current 2025 OUTLOOK – CONSTRUCTION (1) Regional split definition in the appendix Industry Retail Demand Forecast1 (Units) CNH Construction – Main Assumptions (5)%-(3)% Δ YoY Net Sales Adj. EBIT Margin 1.7%-2.2% Light Heavy North America ~ EMEA South America APAC (15)%-(4)% Δ YoY 2.0%-4.0% flat - 5% (5)% - flat flat - 5% 10% - 15% flat - 5% (5)% - flat Total Industry Volume % change FY 2025 vs. FY 2024 reflecting the aggregate for key markets where the Company competes. (5)% - flat

Q3 2025 results | November 7, 202517 2025 OUTLOOK – FINANCIAL TARGETS (1) Non-GAAP measure (definition in the appendix) Industrial Activities 2024 Prior Guidance Current Guidance Net Sales $17.1B (19)% - (11)% YoY (12)% - (10)% YoY Adj. EBIT margin1 8.2% 4.5% - 6.5% 3.4% - 3.9% Free Cash Flow1 $(0.4)B $0.1B - $0.5B $0.2B - $0.5B Company Adj. Diluted EPS1 $1.05 $0.50 - $0.70 $0.44 - $0.50

18 Q3 2025 results | November 7, 2025 2025 PRIORITIES & OUTLOOK Closely monitoring supply chain & demand drivers by region Order books open for model year 2026 equipment Ongoing implementation of cost savings programs Tech Day to be held on November 11 at Agritechnica

19 APPENDIX

Q3 2025 results | November 7, 202520 TECH DAY 2025 @ AGRITECHNICA Tuesday, November 11 2:00pm CET (8:00am ET) bit.ly/CNHtechday2025

Q3 2025 results | November 7, 202521 Q3 2025 | UNIT PERFORMANCE VS. Q3 2024 (1) Total Industry Volume % YoY change reflecting the aggregate for key markets where the Company competes (2) Regional split definition in the slide “Geographic Information” (3) As independent businesses, dealers control their own inventory NORTH AMERICA EMEA SOUTH AMERICA APAC Small Tractors (0-140 HP) flat (2)% (4)% 19% Large Tractors (140+ HP) (41)% Combines (23)% 19% (15)% (20)% Light Construction Equipment 5% flat 2% 5% Heavy Construction Equipment 1% 8% 1% 8% T o ta l I n d u s tr y 1 ,2 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 C o m p a n y Tractors Combines Light Heavy Company Inventory Dealer Inventory3 Retail Production

Q3 2025 results | November 7, 202522 Q3 2025 | INDUSTRIAL ACTIVITIES NET SALES (1) Δ YoY @CC means at constant currency Note: numbers may not add due to rounding Agriculture Construction Industrial Activities $2,963M $739M $3,702M (10)% YoY (12)% @CC1 +8% YoY +6% @CC1 (7)% YoY (9)% @CC1 By Region as reported By Region as reported By Region as reported 34% 35% 17% 13% 54% 26% 14% 6% 38% 34% 17% 12% 42% 27% 18% 13% 52% 22% 20% 6% 44% 26% 18% 12% By Product as reported By Product as reported By Segment as reported 62% 22% 16% 35% 62% 3% 80% 20% 63% 17% 20% 37% 62% 1% 83% 17% Q3 2024 Q3 2025 Agriculture Construction NA EMEA SA APAC Tractors Combines Others Heavy Light Others NA EMEA SA APAC NA EMEA SA APAC Q3 2025 mix Q3 2024 mix Q3 2025 mix Q3 2024 mix

Q3 2025 results | November 7, 202523 9M 2025 | INDUSTRIAL ACTIVITIES NET SALES (1) Δ YoY @CC means at constant currency Note: numbers may not add due to rounding Agriculture Construction Industrial Activities $8,792M $2,103M $10,895M (17)% YoY (17)% @CC1 (10)% YoY (9)% @CC1 (16)% YoY (15)% @CC1 By Region as reported By Region as reported By Region as reported 36% 37% 16% 11% 52% 25% 16% 6% 39% 34% 16% 11% 43% 30% 15% 11% 56% 21% 17% 7% 45% 29% 16% 10% By Product as reported By Product as reported By Segment as reported 60% 20% 20% 36% 62% 2% 81% 19% 59% 17% 24% 39% 60% 1% 82% 18% 9M 2024 9M 2025 Agriculture Construction NA EMEA SA APAC Tractors Combines Others Heavy Light Others NA EMEA SA APAC NA EMEA SA APAC 9M 2025 mix 9M 2024 mix 9M 2025 mix 9M 2024 mix

Q3 2025 results | November 7, 202524 Q3 / 9M 2025 | FINANCIALS BY SEGMENT (1) Non-GAAP measure: definition in the slide “Non-GAAP Financial Measures”; reconciliation in “Reconciliations” section Note: numbers may not add due to rounding ($M) Revenues & Net Sales Adj. Gross Profit1 Adj. Gross Margin1 Adj. EBIT1 Adj. EBIT Margin1 Q3 25 Q3 24 Q3 25 Q3 24 Q3 25 Q3 24 Q3 25 Q3 24 Q3 25 Q3 24 Agriculture 2,963 3,310 611 752 20.6% 22.7% 137 336 4.6% 10.2% Construction 739 687 107 114 14.5% 16.6% 14 40 1.9% 5.8% Elimination & Other - - (1) - - - (47) (40) - - Industrial Activities 3,702 3,997 717 867 19.4% 21.7% 104 336 2.8% 8.4% Financial Services 684 659 Elimination & Other 13 (2) CNH Industrial 4,399 4,654 9M 25 9M 24 9M 25 9M 24 9M 25 9M 24 9M 25 9M 24 9M 25 9M 24 Agriculture 8,792 10,596 1,834 2,510 20.9% 23.7% 539 1,226 6.1% 11.6% Construction 2,103 2,335 316 393 15.0% 16.8% 63 151 3.0% 6.5% Elimination & Other - - (1) - - - (173) (167) - - Industrial Activities 10,895 12,931 2,149 2,904 19.7% 22.4% 429 1,210 3.9% 9.4% Financial Services 2,020 2,031 Elimination & Other 23 (2) CNH Industrial 12,938 14,960

Q3 2025 results | November 7, 202525 Q3 / 9M 2025 | INDUSTRIAL ACTIVITIES R&D AND CAPEX Note: numbers may not add due to rounding (1) Excludes a $49M impairment charge related to Bennamann in-process research and development ("IPR&D") ($M) Q3 2025 Q3 2024 9M 2025 9M 2024 Agriculture R&D 2051 199 5621 617 CapEx 114 108 279 287 Total 319 307 841 904 of which Precision Tech 22% 25% 25% 27% Construction R&D 27 22 72 69 CapEx 16 14 42 40 Total 43 36 114 109 Industrial Activities R&D 2321 221 6341 686 CapEx 130 123 321 329 Total 362 344 955 1,015

Q3 2025 results | November 7, 202526 DEBT MATURITY SCHEDULE | BREAKDOWN Note: numbers may not add due to rounding Outstanding Sept. 30, 2025 2025 2026 2027 2028 2029 Beyond 3.1 Bank Debt 0.6 0.8 0.6 0.2 0.2 0.7 12.6 Capital Market 0.6 2.8 2.9 1.9 2.2 2.2 0.1 Other Debt 0.1 - - - - - 15.8 Cash Portion of Debt Maturities 1.3 3.6 3.5 2.1 2.4 2.9 of which Industrial Activities 0.1 0.6 1.4 0.1 0.6 1.5 of which Financial Services 1.2 3.0 2.1 2.0 1.8 1.4 3.0 Cash & Cash Equivalents and Restricted Cash 0.7 of which restricted cash 0.2 Net Receivables / (Payables) with Iveco Group 5.8 Undrawn Committed credit lines 9.0 Total Available Liquidity ($B)

Q3 2025 results | November 7, 202527 AGRICULTURE: MID-CYCLE MARGIN PROFILE (1) Based on Total Industry Volume for 2015-2024, normalized at 2024 prices and FX 4% 6% 8% 10% 12% 14% 16% 18% 20% 80% 85% 90% 95% 100% 105% 110% 115% 120% C N H A g r ic u lt u r e A d j. E B I T m a r g in 16-17% @ mid-cycle Agriculture Industry 10-year Average (Retail Sales)1 2030 margin profile2025 margin profile • 2025 global industry retail demand forecast to trough at ~85% of mid- cycle • 2025 underproduction to industry retail demand puts CNH sales at ~80% of mid-cycle • Currently sharing tariff impacts with suppliers, network partners, and farmers 2030E high 2030E low 2025E guidance 5.7-6.2% before net tariff impacts with net tariff impacts

Q3 2025 results | November 7, 202528 CONSTRUCTION: MID-CYCLE MARGIN PROFILE (1) Based on projected Total Industry Volume for 2021-2030 for products and markets where CNH operates 1% 2% 3% 4% 5% 6% 7% 8% 9% 85% 90% 95% 100% 105% 110% 115% C N H C o n s tr u c ti o n A d j. E B I T m a r g in 7-8% @ mid-cycle Construction Industry 10-year Average1 2025 margin profile 2030 margin profile 2030E high 2030E low • 2025 global industry retail demand forecast at ~95% of mid-cycle • Currently sharing tariff impacts with suppliers, network partners, and builders 1.7-2.2% 2025E guidance before net tariff impacts with net tariff impacts

29 RECONCILIATIONS

Q3 2025 results | November 7, 202530 ($M) Q3 2025 Q3 2024 9M 2025 9M 2024 [A] Net sales 3,702 3,997 10,895 12,931 Cost of goods sold (2,995) (3,130) (8,756) (10,027) [B] Gross Profit 707 867 2,139 2,904 New Holland T6.180 Methane Power Tractor write-down to net realizable value 10 - 10 - [C] Adjusted gross profit 717 867 2,149 2,904 [B/A] Gross profit margin 19.1% 21.7% 19.6% 22.4% [C/A] Adjusted gross profit margin 19.4% 21.7% 19.7% 22.4% ADJUSTED GROSS PROFIT RECONCILIATION Reconciliation of Adjusted Gross Profit to Gross Profit of Industrial Activities Note: numbers may not add due to rounding (1) This item primarily includes change in intersegment financial receivables and capital increases in intersegment investments.

ADJUSTED EBIT RECONCILIATION

Reconciliation of Consolidated Net Income to Adjusted EBIT of Industrial Activities

($M)	Q3 2025	Q3 2024	9M 2025	9M 2024
Net Income	**67**	**310**	**416**	**1,083**
Less: Consolidated income tax expense	(1)	(75)	(124)	(247)
Consolidated income before taxes	**68**	**385**	**540**	**1,330**
Less: Financial Services				
Financial Services Net Income	47	78	224	287
Financial Services Income Taxes	15	13	68	55
Add back of the following Industrial Activities items:				
Interest expense of Industrial Activities, net of Interest income and elim.	26	36	77	114
Foreign exchange (gains) losses, net of Industrial Activities	5	8	19	12
Finance and non-service component of Pension and other post-employment benefit costs of Industrial Activities(1)	4	-	11	2
Adjustments for the following Industrial Activities items:				
Restructuring expenses	4	12	15	93
Other discrete items(2)(3)	59	(14)	59	1
Total Adjusted EBIT of Industrial Activities	**104**	**336**	**429**	**1,210**

(1) For Q3 and 9M of both 2025 and 2024, this item includes a pre-tax gain of $6M and $18M, respectively, as a result of the amortization over the 4 years of the $101M positive impact from the 2021 U.S. healthcare plan modification.
(2) For Q3 and 9M 2025, this item includes a $49M impairment charge related to Bennamann IPR&D and a $10M inventory write-down for the New Holland T6.180 Methane Power Tractor.
(3) In Q3 2024, this item includes a $14M gain from investment fair value adjustments. In 9M 2024, it includes a $15M loss on the sale of certain non-core product lines and a $14M gain from investment fair value adjustments.

31 Q3 2025 results | November 7, 2025

CNH

Q3 2025 results | November 7, 202532 ($M) Q3 2025 Q3 2024 9M 2025 9M 2024 Net income (loss) 67 310 416 1,083 Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates 56 (8) 55 77 Restructuring expenses 3 12 14 94 Pre-tax gain related to the 2021 modification of a healthcare plan in the U.S. (6) (6) (18) (18) Bennamann IPR&D impairment charge 49 - 49 - New Holland T6.180 Methane Power Tractor write-down to net realizable value 10 - 10 - Sale of certain non-core product lines - - - 15 Investment fair value adjustments - (14) - (14) Tax effect of adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (14) 2 (14) (17) Adjusted net income (loss) 109 304 457 1,143 Adjusted net income (loss) attributable to CNH Industrial N.V. 105 300 448 1,133 Weighted average shares outstanding – diluted (million) 1,253 1,254 1,253 1,262 Adjusted diluted EPS $0.08 $0.24 $0.36 $0.90 ADJUSTED NET INCOME RECONCILIATION Reconciliation of Adjusted Net Income to Net Income (Loss) & Calculation of Adjusted Diluted EPS

Q3 2025 results | November 7, 202533 ($M) Q3 2025 Q3 2024 9M 2025 9M 2024 Net cash provided by (used in) Operating Activities 659 791 1,593 276 Cash flows from Operating Activities of Fin. Serv. net of eliminations (733) (839) (1,557) (1,161) Change in derivatives hedging debt of Industrial Activities and other 4 13 13 12 Investments in assets sold under operating lease assets of Ind. Act. - (16) - (27) Inv. in property, plant & equipment, and intangible assets of Ind. Act. (130) (123) (321) (329) Other changes(1) 12 (6) (32) (20) Free cash flow of Industrial Activities (188) (180) (304) (1,249) FREE CASH FLOW RECONCILIATION Reconciliation of Net Cash Provided (Used) by Operating Activities to Free Cash Flow of Industrial Activities (1) This item primarily includes change in intersegment financial receivables and capital increases in intersegment investments.

Q3 2025 results | November 7, 202534 The composition of our regions part of the geographic information is as follows: • North America: United States, Canada, and Mexico • Europe, Middle East, and Africa (EMEA): member countries of the European Union, European Free Trade Association, the United Kingdom, Ukraine, Balkans, Russia, Türkiye, Uzbekistan, Pakistan, the African continent, and the Middle East • South America: Central and South America, and the Caribbean Islands • Asia Pacific (APAC): Continental Asia (including the Indian subcontinent), Indonesia and Oceania Industry Data • In this presentation, industry information is generally based on retail unit sales data in North America, on registrations of equipment in most of Europe, Brazil, and various Rest of the World markets, and on retail and shipment unit data collected by a central information bureau appointed by equipment manufacturers associations, including the Association of Equipment Manufacturers’ in North America, the Committee for European Construction Equipment in Europe, the ANFAVEA in Brazil, the Japan Construction Equipment Manufacturers Association, and the Korea Construction Equipment Manufacturers Association, as well as on other shipment data collected by an independent service bureau. • Not all Agricultural or Construction equipment is registered, and registration data may thus underestimate, perhaps substantially, actual retail industry unit sales demand, particularly for local manufacturers in China, Southeast Asia, Eastern Europe, Russia, Türkiye, Brazil, and any country where local shipments are not reported. • In addition, there may be a period of time between the shipment, delivery, sale and/or registration of a unit, which must be estimated, in making any adjustments to the shipment, delivery, sale, or registration data to determine our estimates of retail unit data in any period. GEOGRAPHIC INFORMATION

Q3 2025 results | November 7, 202535 CNH monitors its operations through the use of several non-GAAP financial measures. CNH’s management believes that these non-GAAP financial measures provide useful and relevant information regarding its operating results and enhance the readers’ ability to assess CNH’s financial performance and financial position. Management uses these non-GAAP measures to identify operational trends, as well as make decisions regarding future spending, resource allocations and other operational decisions as they provide additional transparency with respect to our core operations. These non-GAAP financial measures have no standardized meaning under U.S. GAAP and are unlikely to be comparable to other similarly titled measures used by other companies and are not intended to be substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. CNH’s non-GAAP financial measures used in this presentation are defined as follows: Change excluding FX or Constant Currency refers to the fluctuations in revenues on a constant currency basis by applying the prior year average exchange rates to current year’s revenues expressed in local currency in order to eliminate the impact of foreign exchange rate fluctuations. Adjusted Gross Profit Margin of Industrial Activities: is computed by dividing Net Sales less Costs of good sold, as adjusted by non-recurring items, by Net Sales. Adjusted EBIT of Industrial Activities is defined as net income (loss) before income taxes, Financial Services’ results, Industrial Activities’ interest expenses, net, foreign exchange gains/losses, finance and non-service component of pension and other post-employment benefit costs, restructuring expenses, and certain non- recurring items. In particular, non-recurring items are specifically disclosed items that management considers rare or discrete events that are infrequent in nature and not reflective of on-going operational activities. Adjusted EBIT Margin of Industrial Activities is computed by dividing Adjusted EBIT of Industrial Activities by Net Sales of Industrial Activities. Adjusted Income Tax (Expense) Benefit is defined as income taxes less the tax effect of restructuring expenses and non-recurring items, and non-recurring tax charges or benefits. Adjusted Effective Tax Rate (Adjusted ETR) is computed by dividing a) adjusted income taxes by b) income (loss) before income taxes and equity in income of unconsolidated subsidiaries and affiliates, less restructuring expenses and non-recurring items. Adjusted Net Income is defined as net income, less restructuring charges and non-recurring items, after tax. Adjusted Diluted EPS is computed by dividing Adjusted Net Income (loss) attributable to CNH Industrial N.V. by a weighted-average number of common shares outstanding during the period that takes into consideration potential common shares outstanding deriving from the CNH share-based payment awards, when inclusion is not anti-dilutive. When we provide guidance for adjusted diluted EPS, we do not provide guidance on an earnings per share basis because the GAAP measure will include potentially significant items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end. Free Cash Flow of Industrial Activities (or Industrial Free Cash Flow) refers to Industrial Activities only and is computed as consolidated cash flow from operating activities less: cash flow from operating activities of Financial Services; investments of Industrial Activities in assets sold under operating leases, property, plant and equipment and intangible assets; change in derivatives hedging debt of Industrial Activities; as well as other changes and intersegment eliminations. For forecasted information, the Company is unable to provide a reconciliation of this measure without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. NON-GAAP FINANCIAL MEASURES

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